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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated September 7, 2000, in Amendment No. 1 to the Registration Statement (Form SB-2) and related Prospectus of SLW Enterprises Inc. for the registration of shares of its common stock.

                                        /s/ Elliott, Tulk, Pryce, Anderson

                                        Elliott, Tulk, Pryce, Anderson
                                        CHARTERED ACCOUNTANTS

Vancouver, Canada
October 16, 2000